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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 15, 2003
                                                 -------------------------------

                           NORTHERN TRUST CORPORATION
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

        0-5965                                            36-2723087
(Commission File Number)                       (IRS Employer Identification No.)

Fifty South LaSalle Street, Chicago, Illinois                           60675
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   (Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code (312) 630-6000
                                                   -----------------------------

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Item 5. Other Events

          The information contained in the registrant's April 15, 2003 press release, reporting on the registrant's earnings for the first quarter of 2003, a copy of which is filed as Exhibit 99 hereto, is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

     (c) Exhibits:

         Exhibit 99 April 15, 2003 Press Release

Item 12. Disclosure of Results of Operations and Financial Condition

         The registrant has elected to file this information under Item 5.

                                        2

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       NORTHERN TRUST CORPORATION
                                              (Registrant)


Dated:   April 15, 2003                By:  /s/ Perry R. Pero
                                            ------------------------------------
                                                Perry R. Pero
                                                Vice Chairman
                                                and Chief Financial Officer

                                       3

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                                  EXHIBIT INDEX
                                  -------------

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
Number               Description                                    Page Number
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  99                 April 15, 2003 Press Release                        5